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                                                                     EXHIBIT 1.2


                             DTE ENERGY TRUST [I/II]

                              PREFERRED SECURITIES
             GUARANTEED TO THE EXTENT SET FORTH IN THE GUARANTEES BY

                               DTE ENERGY COMPANY

                         COMMON STOCK PURCHASE CONTRACTS
                           COMMON STOCK PURCHASE UNITS

                           --------------------------


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                     -----------


To the Representatives of the several
Underwriters named in the respective
Pricing Agreements hereinafter described

Ladies and Gentlemen:

         DTE Energy Trust [I/II], a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (ss.) 3801 et seq.) (the "Trust"), and DTE Energy Company, a Michigan corporation (the "Company"), as sponsor of the Trust and as guarantor, propose to enter a Pricing Agreement (the "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, that the Trust issue and sell to the firms named in
Schedule I to the Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the "Preferred Securities") representing undivided beneficial interests in the assets of the Trust.

         If specified in the Pricing Agreement, the Company will also issue and sell to the Underwriters named in Schedule I to the Pricing Agreement certain of its (i) contracts to purchase shares of Common Stock, without par value (the "Common Stock"), of the Company (the "Purchase Contracts") and/or (ii) units consisting of Purchase Contracts and Preferred Securities (such units referred to herein as the "Units"), (with respect to such Pricing Agreement, the Preferred Securities, the Purchase Contracts and the Units are collectively referred to herein as the "Securities"). If applicable, "Underlying Securities" shall mean the Common Stock issuable pursuant to the Purchase Contracts.

         The Securities specified in the Pricing Agreement are referred to as the "Designated Securities" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Company may initially sell to the Underwriters the Securities specified as the "Firm Designated

Securities" and may grant the Underwriters the right to purchase at their election additional Securities, for the sole purpose of covering over-allotments, if any, in the sale of Securities, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Option Securities"), in which case the "Designated Securities" shall refer to the Firm Designated Securities and any Option Securities.

         The Trust will issue the Preferred Securities pursuant to an Amended and Restated Trust Agreement as specified in the Pricing Agreement, among The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, certain employees of the Company, as Administrative Trustees, and the several Holders as defined therein in substantially the form heretofore delivered to you as the Representatives, said Agreement being hereinafter referred to as the "Trust Agreement".

         The proceeds of the sale of the Preferred Securities to the public and of common securities of the Trust (the "Common Securities") to the Company concurrently with the sale of the Preferred Securities are to be invested in [subordinated] debentures of the Company (the "Debt Securities") identified in the Pricing Agreement with respect to the Preferred Securities, to be issued pursuant to an indenture dated as of April 9, 2001 (as supplemented or amended from time to time, the "Indenture") between the Company and The Bank of New York, as trustee (the "Indenture Trustee"). The Preferred Securities will be guaranteed by the Company (the "Guarantee") to the extent set forth in a preferred securities guarantee agreement (the "Preferred Securities Guarantee Agreement") between the Company and The Bank of New York, as trustee (the "Preferred Securities Guarantee Trustee").

         Each issue of Purchase Contracts will be governed by a Purchase Contract Agreement (the "Purchase Contract Agreement"), between the Company and the purchase contract agent named therein, as Purchase Contract Agent (the "Purchase Contract Agent"), and evidenced by certificates ("Unit Certificates"). Pursuant to a pledge agreement (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the collateral agent named therein, as collateral agent (the "Collateral Agent"), the Preferred Securities underlying the Units will be pledged by the Purchase Contract Agent on behalf of the holders of the Units to secure the holders' obligations to the Company under the Purchase Contract underlying such Unit. The rights to purchase newly issued shares of Common Stock of the Company under a Purchase Contract, together with the Preferred Securities [and/or other securities] securing such Purchase Contract, and the pledge arrangements under the Pledge Agreement securing the foregoing obligations, collectively constitute a Unit; provided, however, that after the Time of Delivery (as defined herein), other Pledged Securities (as defined in the Purchase Contract Agreement) may replace the Preferred Securities and shall be considered part of a Unit. Unless the context otherwise requires, for purposes of this Agreement, the act of entering into a Purchase Contract underlying a Unit, and purchasing a Preferred Security underlying a Unit, shall be referred to as a "purchase" of such Unit.

         If specified in the applicable Pricing Agreement in connection with the offer and sale of Purchase Contracts and Units, the Company will enter into a remarketing agreement among the Company, the Purchase Contract Agent and a nationally recognized investment banking firm chosen by the Company (the "Remarketing Agent"), in connection with the remarketing of certain Preferred Securities. The Remarketing Agreement, the Purchase Contract Agreement and the Pledge Agreement are referred to in this Agreement as the "Operative Agreements". The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Trust Agreement in the case of the Preferred Securities identified in such Pricing Agreement and the Purchase Contract Agreement, in the case of the Purchase Contracts and Units.

         1. The particular sale of the Designated Securities may be to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Trust or the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Trust or the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate liquidation amount or aggregate amount of the Designated Securities or the Firm Designated Securities, the maximum aggregate liquidation amount or aggregate amount of Option Securities, if any, the initial public offering price of such Designated Securities or Firm Designated Securities and Option Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the number or amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities or Firm Designated Securities and such Option Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth, as applicable, in the Trust Agreement, the Operative Agreements, the registration statement and prospectus with respect thereto) the terms of such Designated Securities. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications, facsimile or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the Pricing Agreement shall be several and not joint.

         2. The Company and the Trust, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

                  (a) Registration statements on Form S-3 (File Nos. 333-58834 and 333_____), as amended by any pre-effective amendment thereto (the "Initial Registration Statement"), in respect of the Preferred Securities, the Debt Securities, the Guarantee, the Purchase Contracts and Units and certain other securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the



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         prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which, if so filed, became effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act (the "1933 Act Rules and Regulations"), each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Forms T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission under the Exchange Act (the "1934 Act Rules and Regulations"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable,



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

         and the 1933 Act Rules and Regulations and the 1934 Act Rules and Regulations and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the 1933 Act Rules and Regulations and the 1934 Act Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the 1933 Act Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (d) Neither the Trust nor the Company or any of its Significant Subsidiaries (as defined below) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Trust, the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change (in either case not in the ordinary course of business), in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust or the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; "Significant Subsidiary" shall mean each subsidiary listed on Schedule III to the Pricing Agreement; the only subsidiaries of the Company are (i) those subsidiaries listed on
         Schedule III and (ii) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X of the 1933 Act Rules and Regulations;

                  (e) The Trust has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware and all filings, including the filing of a certificate of trust (the "Certificate of Trust"), required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                  (f) The Trust has the power and authority to own property and conduct its business as described in the Prospectus, to issue the Preferred Securities and the Common Securities and to enter into and perform its obligations under the Trust Agreement to which it is a party. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus. The Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation;

                  (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (h) Each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the power and authority (corporate and other) to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and, except as described in the Registration Statement and the Prospectus, each Significant Subsidiary of the Company holds all material licenses, certificates and permits (or has applications pending) from governmental authorities necessary for the conduct of its business;

                  (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Trust has an authorized capitalization as described in the Prospectus, and all the outstanding beneficial interests in the Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus;

                  (j) Each of this Agreement, the Pricing Agreement and, if applicable, the Remarketing Agreement, has been duly authorized, executed and delivered by the Company and the Trust;

                  (k) The Preferred Securities, whether issued separately or with Units, have been duly authorized for issuance by the Trust, and, when the Preferred Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Preferred Securities against payment therefor as provided in the Pricing


                                       6

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         Agreement, such Preferred Securities will be duly and validly issued and will be fully paid and non-assessable undivided preferred beneficial interests in the assets of the Trust entitled to the benefits provided by the Trust Agreement; the issuance of the Preferred Securities will not be subject to preemptive or other similar rights; the Preferred Securities will be in the form contemplated by and each registered holder thereof will be entitled to the benefit of, the Trust Agreement; and the Preferred Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (l) The holders of the Preferred Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                  (m) The Common Securities of the Trust have been duly authorized for issuance by the Trust, and, when the Common Securities of the Trust are issued and delivered pursuant to the Trust Agreement against payment of the consideration therefor, such Common Securities will be duly and validly issued and will be fully paid and non-assessable undivided common beneficial interests in the Trust entitled to the benefits provided by the Trust Agreement and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities of the Trust will not be subject to preemptive or other similar rights; and at each Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (n) The Guarantee, the Trust Agreement, the Debt Securities and the Indenture (the Guarantee, the Trust Agreement, the Debt Securities and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized by the Company and, when executed and delivered by the Company and (i) in the case of the Guarantee, by the Preferred Guarantee Trustee (as defined in the Preferred Securities Guarantee Agreement), (ii) in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement),
         (iii) in the case of the Indenture, by the Indenture Trustee, and (iv) in the case of the Debt Securities, when authenticated and delivered by the Indenture Trustee and paid for by the Trust in accordance with the note purchase agreement (the "Note Purchase Agreement") between the Company and the Trust, will be duly executed and delivered by the Company (and, in the case of the Debt Securities, duly authenticated and issued) and will constitute at each Time of Delivery (as defined below) valid and legally binding obligations of the Company, enforceable in accordance with their respective terms (and, in the case of the Debt Securities, entitled to the benefits of the Indenture), subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Trust Agreement, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act; and the Company Agreements will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities;




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                  (o) The Trust Agreement has been duly authorized by the Trust and, when executed and delivered by the Trust and by the Trustees (as defined in the Trust Agreement) will be duly executed and delivered by the Trust and will constitute at each Time of Delivery a valid and legally binding obligation of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; each of the Administrative Trustees of the Trust (as defined in the Trust Agreement) is an officer of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement;

                  (p) If the Designated Securities include Purchase Contracts, the shares of Common Stock to be issued by the Company pursuant to the related Purchase Contracts have been, or as of the date of the applicable Pricing Agreement will have been, duly authorized and reserved for issuance by the Company for issuance pursuant to the related Purchase Contracts and, when issued in accordance with the Purchase Contracts and the Purchase Contract Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or similar rights of any securityholder of the Company; no holder of such Underlying Securities will be subject to personal liability solely by reason of being such a holder; and the Common Stock will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities;

                  (q) If the Designated Securities include Purchase Contracts, the Purchase Contracts, which Purchase Contracts are evidenced by the Unit Certificates, have been, or as of the date of the applicable Pricing Agreement will have been, duly and validly authorized by the Company and, when issued and delivered by the Company pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and executed by the other parties thereto, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contracts and Unit Certificates will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (r) If the Designated Securities include Units, the Units have been, or as of the date of the applicable Pricing Agreement will have been, duly and validly authorized by the Company and, when issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to the Designated Securities against payment therefor, will be duly and validly issued, fully paid and non-assessable and will constitute valid and binding obligations of the Company entitled to the benefits of and subject to the obligations of the Purchase Contract Agreement and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Units will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;



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
                  (s) If the Designated Securities include Purchase Contracts and Units, the Purchase Contract Agreement and the Pledge Agreement, have been, or as of the date of the applicable Pricing Agreement will have been, duly and validly authorized by the Company and, when issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to the Designated Securities and executed and delivered by the other parties thereto, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contract Agreement and the Pledge Agreement conform or will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities; and the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting part of such Units, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and currently in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Units;

                  (t) The issue and sale of the Preferred Securities and the Common Securities by the Trust, the execution, delivery and performance of and the compliance by the Trust with all of the provisions of this Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities, and the Trust Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which the Trust or the Company is a party or by which the Trust or the Company is bound or to which any of the properties or assets of the Trust or the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Trust or Trust Agreement of such Trust or the provisions of the Restated and Amended Articles of Incorporation or By-laws of the Company or any material statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust, the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by the Trust or execution, delivery and performance and the consummation by the Trust or the Company of the transactions contemplated by this Agreement, any Pricing Agreement, the Designated Securities, the Common Securities of the Trust, or the Trust Agreement, except such as have been, or will have been prior to the Time of Delivery obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                  (u) The issue by the Company of the Guarantee, the issue and sale of the Debt Securities and, as applicable, the entry into Purchase Contracts by the Company, the issue and sale of the Underlying Securities by the Company pursuant to the Purchase



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         Contracts, and the execution, delivery and performance of and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement, the Company Agreements or the Operative Agreements, as applicable, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Debt Securities, the issue of the Guarantee, the entry into Purchase Contracts by the Company, the issue and sale of the Underlying Securities by the Company pursuant to the Purchase Contracts, the execution, delivery, performance of and compliance by the Company with all of the provisions of this Agreement, the Pricing Agreement, the Company Agreements, or, as applicable, the Operative Agreements or the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement, the Company Agreements or, as applicable, the Operative Agreements, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

         (v) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Capital Stock", "Description of Debt Securities", "Description of Trust Preferred Securities", "Description of Trust Preferred Securities Guarantees", and "Description of Common Stock Purchase Contracts and Units" (or similar captions), insofar as they purport to constitute a summary of the terms of the Preferred Securities, the Common Securities, the Debt Securities, the Guarantees, the Purchase Contracts and Units, and the Company Agreements and, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects;

         (w) Neither the Trust, the Company nor any of its Significant Subsidiaries is in violation of the Trust Agreement or the Certificate of Trust, in the case of the Trust, or the Amended and Restated Articles of Incorporation or By-Laws in the case of the Company, or as the case may be, the articles of incorporation or other equivalent document, or by-laws, in the case of each Significant Subsidiary, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (x) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Company or any of its subsidiaries (other than the Trust) is a party or of which any of their properties is the subject which, if determined adversely to the Trust, the Company or any of its subsidiaries (other than the Trust), would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of either the Trust or the Company and its subsidiaries, and, other than as set forth in the Prospectus, to the best of the Trust's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (y) Neither the Trust nor the Company is or, after giving effect to the offering and sale of the Designated Securities and the Guarantee, will be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (z) The Company is a "holding company" (within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "PUHC Act")) which is exempt from being required to seek approval to perform its obligations under this Agreement and the Securities pursuant to Rule 2 of the rules and regulations promulgated pursuant to the PUHC Act;

                  (aa) [The Designated Securities, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the "Commodity Exchange Act Regulations").]

                  (bb) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                  (cc) Deloitte & Touche LLP, who certified the financial statements and supporting schedules of the Company and its consolidated subsidiaries and of MCN Energy Group Inc. and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company and its consolidated subsidiaries and MCN Energy Group Inc. and its consolidated subsidiaries as required by the Act and the 1933 Act Rules and Regulations.

                  (dd) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The Company has no material contingent obligation which is not disclosed in the Registration Statement and the Prospectus. The financial statements of MCN Energy Group Inc. included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of MCN Energy Group Inc. and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of MCN Energy Group Inc. and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial statements of the Company and its consolidated subsidiaries and MCN Energy Group Inc. and its consolidated subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (ee) Other than as set forth in the Prospectus, the Company and its Significant Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received (or have pending) all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (ff) The Debt Securities will be classified for United States federal income tax purposes as indebtedness of the Company.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                  The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Option Securities set forth in such Pricing Agreement, on the terms set forth therein, for the sole purpose of covering over-allotments, if any, in the sale of the Firm Designated Securities. Any such election to purchase

Option Securities may be exercised by written notice from the Representatives to the Trust and the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Option Securities to be purchased and the date on which such Option Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless the Representatives, the Trust and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The amount or number of Option Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the amount or number of Option Securities which the Trust and the Company have been advised by the Representatives have been attributed to such Underwriter; provided that, if the Trust and the Company have not been so advised, the number of Option Securities to be so added shall be, in each case, that proportion of Option Securities which the amount or number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate amount or number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases in less than authorized denominations or of a fractional number of shares, as the case may be. The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate amount or number of Option Securities which the Underwriters elect to purchase.

         As compensation to the Underwriters of the Designated Securities for their commitments hereunder and under the Pricing Agreement, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Trust to purchase the Debt Securities of the Company, the Company agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, the amount set forth in the Pricing Agreement per Designated Security for the Designated Securities to be delivered at each Time of Delivery (as defined below).

         4. If applicable, the Underwriters agree to pledge to the Collateral Agent, on behalf of the initial purchasers of the Purchase Contracts, the Preferred Securities underlying the Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriters of the Preferred Securities to be pledged at the Time of Delivery (as defined below) in accordance with the Pledge Agreement.

         5. Certificates for the Firm Designated Securities and the Option Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in the Trust Agreement, or in the Purchase Contract Agreement, as the case may be, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Trust and the Company, shall be delivered by or on behalf of the Trust, or the Company in the case of the Purchase Contracts or Units, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the

Representatives, the Trust and the Company may agree upon in writing, such time, date and place being herein called the "First Time of Delivery" and (ii) with respect to the Option Securities, if any, in the manner and at the place and time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Option Securities, or at such other place and time and date as the Representatives, the Trust and the Company may agree upon in writing, each such time, date and place, if not the First Time of Delivery, being herein called the "Subsequent Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

         6. The Trust and the Company, jointly and severally, agree with each of the Underwriters of any Designated Securities:

                  (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities and to file such Prospectus pursuant to Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the last Time of Delivery for such Designated Securities unless the Company has furnished the Representatives for such Securities with a copy for their review and comment a reasonable time prior to filing and has reasonably considered any comments of the Representatives; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and for a period not exceeding nine months and to furnish the Representatives with copies thereof in an amount as the Representatives may reasonably request, in case a Representative is required to deliver a prospectus after the expiration of nine months after the Time of Delivery, the Company shall furnish the Representatives, upon request, at the expense of the Representatives, a reasonable quantity of a supplemental prospectus or a supplement to the Prospectus complying with Section 10(a)(3) of the Act, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Trust with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use every reasonable effort to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or the Debt Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply, so far as it is able, with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities or such Debt Securities, provided that in connection therewith neither the Trust nor the Company shall be required to qualify as a foreign corporation or as a securities dealer or to file a general consent to service of process or to file an annual report in any jurisdiction or to comply with any other requirements deemed by the Company to be unduly burdensome;

                  (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) In the case of the Company, to make generally available to its securityholders as soon as practicable, but in any event not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) and, if at such time, the Trust is required to file reports and proxy or information statements pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period of [60] days from the date of the Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of any Securities, any other beneficial interests in the assets of the Trust, or any preferred securities or any other securities of any Trust or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive, Securities, preferred securities or any such substantially similar securities of any Trust or the Company, or any debt securities of the Company (other than the Debt Securities) which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives (other than the Designated Securities that are to be sold pursuant to such Pricing Agreement or commercial paper program [list benefit plans and stock purchase plans] in the ordinary course of business or as otherwise specified in the Pricing Agreement);

                  (f) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Designated Securities as contemplated herein or in the Pricing Agreement;

                  (g) To use the best efforts to list [within 30 days following the First Time of Delivery,] subject to notice of issuance, the Designated Securities on the New York Stock Exchange and, if the Company elects to dissolve the Trust and to distribute the Debt Securities to the holders of the Designated Securities in liquidation of the Trust, to use its best efforts to list the Debt Securities on the New York Stock Exchange prior to such distribution;

                  (h) If the Trust and the Company elect to rely upon Rule 462(b), the Trust and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Trust and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                  (i) If the applicable Pricing Agreement specifies that any related Underlying Securities include Common Stock, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock, for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities pursuant to the Purchase Contracts.

         7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the reasonable fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Debt Securities under the Act and all other reasonable expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Company Agreement (including any amendment or supplement to the Indenture), the Securities, the Common Securities, the Debt Securities, any Purchase Contract Agreement, any Pledge Agreement, any Remarketing Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Debt Securities; (iii) all reasonable expenses in connection with the qualification of the Securities and, if necessary, the Debt Securities, for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys up to an aggregate amount not to exceed $5,000; (iv) any fees charged by securities rating services for rating the Securities and the Debt Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantees and the Debt Securities; (vi) the cost of preparing the Securities and the Debt Securities; (vii) the reasonable fees and expenses of any Indenture Trustee, Purchase Contract

Agent, Collateral Agent, Remarketing Agent, Preferred Guarantee Trustee (as defined in any Preferred Securities Guarantee Agreement) or other trustee (including any trustee under any Trust Agreement), and any agent of any of the foregoing and the reasonable fees and disbursements of counsel for any such trustee in connection with any Operative Agreement, Company Agreement, the Securities and the Debt Securities (it being understood that, as among the Company and such parties, such fees and expenses shall not exceed $5,000);
(viii) any reasonable fees and expenses in connection with listing the Securities or related Underlying Securities and the Debt Securities and the cost of registering the Securities under Section 12 of the Exchange Act; (ix) the reasonable cost and charges of any transfer agent or registrar or dividend disbursing agent and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         8. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Trust and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Rules and Regulations and in accordance with Section 6(a) hereof; if the Trust and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the Registration Statement and the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) T.A. Hughes, Esq., Associate General Counsel of the Company, shall have furnished to the Representatives a written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Michigan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) To the best of such counsel's knowledge after
                  due inquiry and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Company or any of its subsidiaries (other than the Trust) is a party or of which any property of the Trust, the Company or any of its subsidiaries (other than the Trust) is the subject which, if determined adversely to the Trust, the Company or any of its subsidiaries (other than the Trust), would, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Trust or the Company and its subsidiaries (other than the Trust), and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (iv) Each of this Agreement, the Pricing Agreement,
                  and if applicable, the Remarketing Agreement, has been duly authorized, executed and delivered by the Company;

                           (v) The Company Agreements have each been duly
                  authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Trust Agreement, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act; and the Company Agreements, the Designated Securities and the Common Securities of the Trust will conform to the descriptions thereof in the Prospectus; each of the Administrative Trustees of the Trust (as defined in the Trust Agreement) is an officer of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement;

                           (vi) If the Designated Securities include Purchase
                  Contracts, the shares of Common Stock to be issued by the Company pursuant to the related Purchase Contracts have been, or as of the date of the applicable Pricing Agreement will have been, duly authorized and reserved for issuance by the Company for issuance pursuant to the related Purchase Contracts and, when issued in accordance with the Purchase Contracts and the Purchase Contract Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or similar rights of any securityholder of the Company; no holder of such Underlying Securities will be subject to personal liability solely by reason of being such a holder; and the Common Stock will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities;

                           (vii) If the Designated Securities include Purchase
                  Contracts, the Purchase Contracts, which Purchase Contracts are evidenced by the Unit Certificates, have been, or as of the date of the applicable Pricing Agreement will have been, duly and validly authorized by the Company and, when issued and delivered by the Company pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and executed by the other parties thereto, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contracts and Unit Certificates will conform to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                           (viii) If the Designated Securities include Units,
                  the Units have been, or as of the date of the applicable Pricing Agreement will have been, duly and validly authorized by the Company and, when issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to the Designated Securities against payment therefor, will be duly and validly issued, fully paid and non-assessable and will constitute valid and binding obligations of the Company entitled to the benefits of and subject to the obligations of the Purchase Contract Agreement and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Unit Certificates are in the form contemplated by the Purchase Contract Agreement, and the Units will conform to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                           (ix) If the Designated Securities include Purchase
                  Contracts and Units, the Purchase Contract Agreement and the Pledge Agreement, have been, or as of the date of the applicable Pricing Agreement will have been, duly and validly authorized by the Company and, when issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to the Designated Securities and executed and delivered by the other parties thereto, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contract Agreement and the Pledge Agreement conform or will conform to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities; and the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting part of such Units, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and currently in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Units;

                           (x) The issue by the Company of the Guarantee, the
                  issue and sale of the Debt Securities and, as applicable, the entry into Purchase Contracts by the Company, the issue and sale of the Underlying Securities by the Company pursuant to the Purchase Contracts, and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement, the Company Agreements or the Operative Agreements, as applicable, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except that such counsel need express no opinion as to rights to indemnity which may be limited by applicable law; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Debt Securities, the issue of the Guarantee, the entry into Purchase Contracts by the Company, the issue and sale of the Underlying Securities by the Company pursuant to the Purchase Contracts, the execution, delivery, performance of and compliance by the Company with all of the provisions of this Agreement, the Pricing Agreement, the Company Agreements, or, as applicable, the Operative Agreements or the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement, the Company Agreements or, as applicable, the Operative Agreements, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (xi) Neither the Company nor any of its Significant
                  Subsidiaries is in violation of its By-laws or articles of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound;

                           (xii) [The Designated Securities, upon issuance, will
                  be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, and the Commodity Exchange Act Regulations.]

                           (xiii) The statements set forth in the Prospectus as
                  amended or supplemented under the captions "Description of Capital Stock", "Description of Debt Securities", "Description of Trust Preferred Securities", "Description of Trust Preferred Securities Guarantees", and "Description of Common Stock Purchase Contracts and Units", (or similar captions) insofar as they purport to constitute a summary of the terms of the Securities, the Common Securities, the Debt Securities, the Guarantees, the Purchase Contracts and Units and the Company Agreements, and, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects;

                           (xiv) All of the issued and outstanding Common
                  Securities of the Trust will be directly owned of record by the Company and, to such counsel's knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                           (xv) Neither the Company nor the Trust is, or after
                  giving effect to the offering and sale of the Designated Securities and the Guarantee, will be, an "investment company", as such term is defined in the Investment Company Act;

                           (xvi) The Company is a "holding company" (within the
                  meaning of the PUHC Act) which is exempt from being required to seek approval to perform its obligations under this Agreement and the Securities pursuant to Rule 2 of the rules and regulations promulgated pursuant to the PUHC Act;

                           (xvii) The documents incorporated by reference in the
                  Prospectus as amended or supplemented (other than the financial statements and related schedules therein and except for those parts of the Registration Statement which constitute the Statements of Eligibility and Qualification of the Trustees (the "Forms T-1"), as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xviii) The Registration Statement and the Prospectus
                  as amended or supplemented and any further amendments and supplements thereto made by the Company or the Trust prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data therein and that portion of the Registration Statement which constitutes the Forms T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act, the 1933 Act Rules and Regulations and the Trust Indenture Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xiii) of this Section 8(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein and that portion of the Registration Statement which constitutes the Forms T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein and that portion of the Registration Statement which constitutes the Forms T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein and that portion of the Registration Statement which constitutes the Forms T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                  (d) Special Delaware counsel to the Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion or opinions, dated each Time of Delivery for such Preferred Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Trust has been duly created and is validly
                  existing in good standing as a business trust under the Delaware Act, and all filings required as of the date of such opinion under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           (ii) Under the Delaware Act and the Trust Agreement,
                  the Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus;

                           (iii) The Preferred Securities [,whether issued
                  separately or with Units,] have been duly authorized by the Trust Agreement and are duly and validly issued subject to the qualifications set forth in this paragraph and fully paid and, non-assessable undivided beneficial interests in the assets of the Trust, and are entitled to the benefits provided by the Trust Agreement. The Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Securityholders may be obligated, pursuant to the Trust Agreement to make certain payments under the Trust Agreement, (a) to provide indemnity and security in connection with and pay taxes or governmental charges arising from transfers of certificates evidencing the Preferred Securities and the issuance of replacement certificates, and (b) to provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

                           (iv) The Trust Agreement constitutes a valid and
                  binding obligation of the Company and the trustees of the Trust, and is enforceable against the Company and the trustees of the Trust, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent transfer and conveyance, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                           (v) The issue and sale by the Trust of the Preferred
                  Securities and the Common Securities of the Trust, the compliance by the Trust with this Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities of the Trust and the Trust Agreement, and the consummation by the Trust of the transactions herein and therein contemplated do not violate (a) any provisions of the Certificate of Trust of the Trust (as amended to date) or the

                  Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

                           (vi) Under the Delaware Act and the Trust Agreement,
                  the Trust has the requisite trust power and authority to (a) execute, deliver and perform its obligations under this Agreement and the Pricing Agreement, (b) issue and perform its obligations under the Preferred Securities and the Common Securities of the Trust, and (c) to purchase and hold the Debt Securities;

                           (vii) The Common Securities of the Trust have been
                  duly authorized by the Trust and are validly issued and undivided beneficial interests in the assets of the Trust and are entitled to the benefits provided by the Trust Agreement;

                           (viii) Under the Delaware Act and the Trust
                  Agreement, the issuance of the Preferred Securities and the Common Securities of the Trust is not subject to preemptive rights;

                           (ix) No consent, approval, authorization, order or
                  registration with or qualification of or with any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities and the Common Securities of the Trust or the consummation of the transactions contemplated by this Agreement or the Pricing Agreement, other than the filing of the certificate of trust pursuant to the Delaware Act;

                           (x) Under the Delaware Act and the Trust Agreement,
                  the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder and thereunder, have been duly authorized by the requisite trust action on the part of the Trust; and

                           (xi) Assuming that the Trust derives no income from
                  or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee (as defined in the Trust Agreement) and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware and assuming that the Trust is treated as a grantor trust for federal income tax purposes, the holders of the Designated Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (e) Special Tax counsel for the Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that such firm confirms its opinion set forth in the Prospectus as amended or supplemented under the caption "Material United States Federal Income Tax Considerations" (or similar caption) and that the Debt Securities will be classified for United States federal income tax purposes as indebtedness of the Company;

                  (f) Emmet, Marvin & Martin, LLP, counsel to The Bank of New York, as the Preferred Securities Guarantee Trustee, and to The Bank of New York, as Property Trustee and the Preferred Securities Guarantee Trustee, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Bank of New York is a banking corporation
                  duly organized, validly existing and in good standing under the laws of the State of New York with all necessary corporate power and authority to execute and delivery, and to carry out and perform its obligations under the terms of the Trust Agreement and the Preferred Securities Guarantee Agreement;

                           (ii) The execution, delivery and performance by The
                  Bank of New York, in its capacity as Property Trustee, of the Trust Agreement, and the execution, delivery and performance by The Bank of New York, in its capacity as the Preferred Guarantee Trustee, of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of The Bank of New York. The Trust Agreement and the Preferred Securities Guarantee Agreement have been duly executed and delivered by The Bank of New York, in its capacity as Property Trustee, in the case of the Trust Agreement, and by The Bank of New York, in its capacity as the Preferred Guarantee Trustee, in the case of the Preferred Securities Guarantee Agreement, and the Trust Agreement and the Preferred Securities Guarantee Agreement constitute the legal, valid and binding obligations of The Bank of New York, enforceable against The Bank of New York in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity);

                           (iii) The execution, delivery and performance by The
                  Bank of New York, in its capacity as Property Trustee, of the Trust Agreement, and the execution, delivery and performance by The Bank of New York, in its capacity as Guarantee Trustee, of the Preferred Securities Guarantee Agreement, do not conflict with, or constitute a breach of, The Bank of New York's charter or bylaws; and

                           (iv) No consent, approval or authorization of, or
                  registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by The Bank of New York, in its capacity as Property Trustee, of the Trust Agreement, or by The Bank of New York, in its capacity as Preferred Guarantee Trustee, of the Preferred Securities Guarantee Agreement.

                  (g) If applicable, counsel to the Purchase Contract Agent shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Purchase Contract Agent is duly incorporated
                  and is validly existing as a [New York] banking association with trust powers under the laws of [the State of New York] with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement;

                           (ii) The execution, delivery and performance by the
                  Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement, and the authentication and delivery of the Designated Securities have been duly authorized by all necessary action on the part of the Purchase Contract Agent. The Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity);

                           (iii) The execution, delivery and performance of the
                  Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement by the Purchase Contract Agent do not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent; and

                           (iv) No consent, approval or authorization, or
                  registration with or notice to, any New York or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement.

                  (h) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its consolidated subsidiaries and MCN Energy Group Inc. and its consolidated subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated the date of the Pricing Agreement to the effect set forth in Annex II hereto, and a letter dated each Time of Delivery reaffirming the statements made in their letters dated the date of the Pricing Agreement, except that the specified date referred to in such letters delivered on such Time of Delivery shall be a date not more than three business days prior to such Time of Delivery, and with respect to such letters dated each such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex II hereto);

                  (i) (i) Neither the Trust nor the Company and any of its Significant Subsidiaries, shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Trust or the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change (other than such as may have occurred in the ordinary course of business), in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust or the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse to the Trust or the Company and its subsidiaries, taken as a whole, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Option Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                  (j) At each Time of Delivery, the Preferred Securities shall be rated at least _________ by Moody's Investor Service, Inc., and Standard & Poor's Ratings Group, a division of McGraw-Hill Companies, Inc., respectively, and the Company shall have delivered to the Underwriters a letter from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Preferred Securities have such ratings on such date; and after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or the Preferred Securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of

         Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or the Preferred Securities;

                  (k) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Michigan State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Option Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                  (l) The Company shall have complied with the provisions of
         Section 6(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of any Pricing Agreement for such Designated Securities; and

                  (m) The Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Company and of an Administrative Trustee of the Trust satisfactory to the Representatives as to the accuracy of the representations and warranties of the Trust and the Company herein at and as of such Time of Delivery, as to the performance by the Trust and the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as the Representatives may reasonably request.

                  (n) In the event that the Pricing Agreement provides for Option Securities and the Underwriters exercise their option pursuant to Section 3 hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Subsequent Time of Delivery for the Option Securities, and the Underwriters shall have received:

                           (i) Unless the Time of Delivery is the First Time of
                  Delivery, an officer's certificate, dated such Time of Delivery, confirming that the certificate delivered at the First Time of Delivery pursuant to Section 8(m) hereof remains true and correct as of such Time of Delivery.

                           (ii) The favorable opinion of T. A. Hughes, Associate
                  General Counsel, counsel of the Company, in form and substance satisfactory to the Representatives, dated such Time of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinions required by
                  Section 8(c) hereof;

                           (iii) The favorable opinion of counsel to the
                  Purchase Contract Agent, dated such Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 8(g) hereof.

                           (iv) The favorable opinion of counsel for the
                  Underwriters, dated such Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 8(b) hereof.

                           (v) The favorable opinion of special tax counsel,
                  dated such Time of Delivery for the Preferred Securities, relating to the Option Securities and otherwise to the same effect as the opinion required in 8(e) hereof.

                           (vi) The favorable opinion of counsel for the Trust
                  and the Company, dated such Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required in 8(d) hereof.

                           (vii) The favorable opinion of counsel to the
                  Property Trustee and Preferred Guarantee Trustee, dated such Time of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required in 8(f) hereof.

                           (viii) Unless the Time of Delivery is the First Time
                  of Delivery, a letter or letters from Deloitte & Touche LLP (and each other applicable independent accountants), in form and substance satisfactory to the Underwriters and dated such Time of Delivery, substantially the same in scope and substance as the letter or letters furnished to the Underwriters at the First Time of Delivery pursuant to Section 8(h) hereof, except that the "specified date" in the letters shall be a date not more than three business days prior to such Time of Delivery.

                  9. (a) The Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Trust and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

                  (b) Each Underwriter will indemnify and hold harmless the Trust and the Company against any losses, claims, damages or liabilities to which the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Trust and the Company for any legal or other expenses reasonably incurred by the Trust or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and

         (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Trust and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint. The obligations of the Trust and the Company in this subsection (d) to contribute are joint and several.

                  (e) The obligations of the Trust and the Company under this
         Section 9 shall be in addition to any liability which the Trust or the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each trustee, officer and director of the Trust or the Company and to each person, if any, who controls the Trust or the Company within the meaning of the Act.

                  10. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Option Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Option Securities, as the case may be, then the Trust and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Trust and the Company that they have so arranged for the purchase of such Designated Securities, or the Trust and the Company notify the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Trust and the Company shall have the right to postpone a Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Trust and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Option Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Company as provided in subsection
         (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Option Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Option Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Option Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Option Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Option Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Company as provided in subsection
         (a) above, the aggregate number of Firm Designated Securities or Option Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Option Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Trust and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Option Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment Option relating to such Option Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Company, except for the expenses to be borne by the Trust and the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. The respective indemnities, agreements, representations, warranties and other statements of the Trust and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust or the Company, or any trustee, officer or director or controlling person of the Trust or the Company, and shall survive delivery of and payment for the Securities.

         12. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 10 hereof, neither the Trust nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Option Securities with respect to which such Pricing Agreement or Over-allotment Option, as the case may be, shall have been terminated except as provided in Sections 7 and 9 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Trust or the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but neither the Trust nor the Company shall then be under further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 7 and 9 hereof.

         13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each Trust, the Company and, to the extent provided in Sections 9 and 11 hereof, the trustees, officers and directors of each Trust and the Company and each person who controls any Trust or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         16. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                 Very truly yours,

                                 DTE Energy Company



                                 By:
                                       --------------------------------
                                       Name:
                                       Title:

                                 DTE Energy Trust [I/II]



                                 By:
                                       --------------------------------
                                       Name:
                                       Title:

                                 DTE Energy Trust II



                                 By:
                                       --------------------------------
                                       Name:
                                       Title:

Accepted as of the date hereof:

[Underwriters]




By:
   ----------------------------------

                                                                         ANNEX I

                                PRICING AGREEMENT

[Underwriters]




  As Representatives of the several Underwriters named in Schedule I hereto,
  c/o


                                                            ______________, 200_

Ladies and Gentlemen:

         DTE Energy Trust [I] [II], a statutory business trust created under the Business Trust Act of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (ss.) 3801 et seq.) (the "Trust"), and DTE Energy Company, a Michigan corporation (the "Company"), as sponsor of the Trust and as guarantor, propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ___________, 20__ (the "Underwriting Agreement") between the Trust and the Company on the one hand and ____________________ and ________, ________, _______ and _________ on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Option Securities the Underwriters may elect to purchase). The principal asset of the Trust consists of debt securities of the Company ("Debt Securities"), as specified in Schedule II to this Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Designated Guarantee with respect to such Designated Securities (the "Guarantee").

         The Company proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, to issue and sell to the Underwriters named in Schedule I hereto the Purchase Contracts and Units of the Company as specified in Schedule II hereto (also referred to herein as "Designated Securities").

         Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in
Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein (including
Schedule II hereto) and in the Underwriting Agreement incorporated herein by reference, (a) the Trust, and the Company in the case of the Purchase Contracts and Units, agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, and the Company in the case of the Purchase Contracts and Units, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Securities, as provided below, the Trust, and the Company in the case of the Purchase Contracts and Units, agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, and the Company in the case of the Purchase Contracts and Units, at the purchase price to the Underwriters set forth in Schedule II hereto a proportionate share of the number or amount of Option Securities as to which such election shall have been exercised. Any such election to purchase Option Securities may be exercised in whole at any time or in part from time to time by written notice from the Representatives to the Trust and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number or amount of Option Securities to be purchased and the date on which such Option Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company and the Trust otherwise agree in writing, no earlier than ten or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us one for the Trust, the Company and for each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Trust and the Company, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                     Very truly yours,

                                     DTE Energy Company



                                     By:
                                           -------------------------------
                                           Name:
                                           Title:

                                     DTE Energy Trust [I] [II]



                                     By:
                                           -------------------------------
                                           Name:
                                           Title:

Accepted as of the date hereof:

[                              ]





By:
   -------------------------------


On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                           NUMBER OF FIRM            [MAXIMUM NUMBER OF OPTION
                                                                      DESIGNATED SECURITIES TO       SECURITIES WHICH MAY BE
                                 UNDERWRITER                                BE PURCHASED                    PURCHASED]
                                 -----------                                  ----------                    ----------
          [NAMES OF CO-REPRESENTATIVES]............
          [NAMES OF UNDERWRITERS]..................
                   Total...........................

                                                                         ====================          ======================

                                   SCHEDULE II


TRUST:

         DTE Energy Trust [I] [II]

TITLE OF DESIGNATED SECURITIES:



AGGREGATE LIQUIDATION AMOUNT:



PRICE TO PUBLIC:



PURCHASE PRICE TO UNDERWRITERS:



UNDERWRITERS' COMPENSATION:

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Trust to purchase the Debt Securities of the Company, the Company hereby agrees to pay at each Time of Delivery to [the Representatives], for the accounts of the several Underwriters, an amount equal to $___ per Designated Security for the Designated Securities to be delivered at each Time of Delivery.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal (same day) funds

TIME OF DELIVERY:

         ___ a.m. (New York City time), _______, 20__

TRUST AGREEMENT:

         Amended and Restated Declaration of Trust dated as of _______, 20__ among the Company, as Sponsor, ___, as Property Trustee, ___, as Delaware Trustee, the Administrating Trustees named therein and the several Holders of Trust Securities

DESIGNATED GUARANTEE:

         Preferred Securities Guarantee Agreement dated as of ________, 20__ between the Company and ________, as Trustee

DESIGNATED DEBT SECURITIES:

         [$_______aggregate principal amount of _________% Subordinated Debentures, Series _________, due _________]

MATURITY:

         __________ [(subject to (i) extension to a date not later than ________ and (ii) shortening to a date not earlier than __________)]

COUPON RATE:

         _________%

PAYMENT DATES:

         _______, _________, ________ and ________ of each year, commencing on
         _________

EXTENSION PERIOD:

         [_______quarters] [______ semi-annual periods]

REDEMPTION PROVISIONS:

         [Set forth in Section ________ of the Trust Agreement]

SINKING FUND PROVISIONS:

         No sinking fund provisions

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

         -------------------

NAMES AND ADDRESSES OF REPRESENTATIVES:

         Designated Representatives:

         Address for Notices, etc.:







 [OTHER TERMS]:





                       Stock Purchase Contracts and Units


                      [STOCK PURCHASE CONTRACTS AND UNITS]


TITLE OF DESIGNATED SECURITIES:



AGGREGATE AMOUNT:



PRICE TO PUBLIC:



PURCHASE PRICE BY UNDERWRITERS:



FORM OF DESIGNATED SECURITIES:



SPECIFIED FUNDS TO PAYMENT OF PURCHASE PRICE:

         Federal (same day) funds

TIME OF DELIVERY:

         [  ] a.m. (New York City time), [   , 20___]

CLOSING LOCATION:



PAYMENT DATES:



TERMS OF PURCHASE CONTRACT:



NAMES AND ADDRESSES OF REPRESENTATIVES:



OTHER TERMS:

SCHEDULE III

                            SIGNIFICANT SUBSIDIARIES











                                     III-1

                                                                        ANNEX II


         Pursuant to Section 7(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached to such letters;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached to such letters; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or

                                   Annex II-1
         incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited statements of consolidated
                  income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                                   Annex II-2

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   Annex II-3

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at each Time of Delivery for such Designated Securities.


                                   Annex II-4

                                                                       ANNEX III






                                  Annex III-1